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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS ADVISER SERIES
                        File Nos. 333-33978 and 811-09885
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

Dear (client):

I am writing to update you on the status of proxy materials. As you may know, on September 22, 2005 Janus filed preliminary proxy statements with the SEC recommending shareholder approval of a number of items including the election of trustees and a change in the advisory fee structure from an annual fixed fee to a performance-based advisory fee for several of the Janus, Janus Aspen, and Janus Adviser funds.

Our original plan contemplated that definitive solicitation materials would be complete several weeks ago. We therefore anticipated being able to provide you with those materials to share with your underlying shareholders by mid-October. For a number of reasons, regulatory review of the proxy materials has taken longer than we planned. We now expect to file the definitive proxy statement by October 28, 2005.

The meeting to approve the various proposals is scheduled for November 22, 2005. We recognize that this leaves a tight time frame for you to complete the process with your shareholders. We apologize for this inconvenience, but hope that we can work together to achieve a vote by that date. Please let us know of anything that we can do to achieve this goal. Our proxy solicitor, Computershare, will be coordinating with you as well.

Thank you for your assistance and please call me with any questions.

Sincerely,

Janus Acct mgr



FOR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR PUBLIC VIEWING OR DISTRIBUTION

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-33JANUS or download the file from janus.com. Read it carefully before you or your clients invest or send money.

Funds distributed by Janus Distributors LLC (10/05)

C- 1005-217 4-15-06